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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HEI, Inc. (the "Company") on Form 10-Q for the quarter ended February 28, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mack V. Traynor, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Mack V. Traynor, III
                                         -------------------------------------

                                         Mack V. Traynor, III
                                         Chief Executive Officer and President

Date: April 13, 2004

A signed original of this written statement required by Section 906 has been provided to HEI, Inc. and will be retained by HEI, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.